UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — November 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam New York Tax Exempt Income Fund

Annual report
11 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PTEIX

Putnam New York
Tax Exempt
Income Fund

Annual report
11 | 30 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

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Message from the Trustees

January 10, 2019

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence with concerns mounting over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which have lagged U.S. markets all year, took another leg down during a selloff in October. Fixed-income markets, while generally less volatile than stocks, have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, the U.S. economy continues to grow, but markets may remain choppy.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, New York residents generally pay no state income taxes on distributions paid from municipal bonds issued in the Empire State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam New York Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 New York Tax Exempt Income Fund

Source: Putnam, as of 11/30/18. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

Source: Moody’s Investor Services, U.S. Municipal Bond Defaults and Recoveries, 1970–2017 (July 2018). Most recent data available.

New York Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/18. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 New York Tax Exempt Income Fund

Paul has a B.A. from Suffolk University. He has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, Garrett L. Hamilton, CFA, is a Portfolio Manager of the fund.

Paul, how was the market for municipal bonds during the reporting period?

In an increasingly challenging market environment, municipal bonds netted positive performance. While the Tax Cuts and Jobs Act [TCJA] enacted in December 2017 retained the tax-exempt status of municipal bonds and kept the highest individual tax rate nearly intact, it reduced the corporate income tax rate from 35% to 21%. The tax rate deduction made municipal bonds a less compelling investment for corporate buyers — thereby reducing demand for the asset class. Consequently, municipal assets held by banks declined $39.5 billion on a year-to-date basis through September 30, 2018, according to JPMorgan Research. [Most recent data available.]

Additionally, with U.S. economic growth continuing to surprise to the upside, municipal bond yields moved higher in tandem with rising Treasury rates and expectations for higher interest rates. [Bond prices generally fall as rates rise.] During the course of the 12-month reporting period, the Federal Reserve raised its benchmark rate four times, in December 2017 and March, June, and September 2018, as it continued down the path of normalizing

New York Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/18. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 New York Tax Exempt Income Fund

interest rates. At period-end, the federal funds rate stood at a target range of 2.00% to 2.25%.

One positive factor counteracting these demand dynamics was the tax law’s elimination of a number of deductions traditionally taken by high-income earners, which made the tax-exempt status of municipal bonds more attractive to retail buyers, especially in high-tax states such as New York and California. As a result, municipals saw positive net fund inflows during the period.

The municipal bond market also continued to adjust to fluctuating supply dynamics created by the TCJA. With the legislation’s elimination of tax-exempt advanced refundings, new-issue supply fell. An advanced refunding occurs when an issuer refinances a bond before its call date by issuing a second bond at a lower interest rate to pay off the original, older higher-yielding bond, thereby reducing interest cost. On a year-to-date basis through November 30, 2018, new municipal bond issuance totaled $312.3 billion, representing a 17.5% drop from the same period a year earlier, according to the Bond Buyer. A decline in available supply typically helps to support prices. In this reporting period, it also provided a counterweight to weaker demand from banks.

Against a backdrop of rising interest rates, municipal bonds outperformed the broader U.S. fixed-income markets for the period. The Bloomberg Barclays Municipal Bond Index [the fund’s benchmark] returned 1.13% for the reporting period, and the Bloomberg Barclays U.S. Aggregate Bond Index returned –1.34%.

How did the fund perform during the reporting period?

For the 12 months ended November 30, 2018, the fund underperformed its benchmark and the average return of its Lipper peer group, New York Municipal Debt Funds.

What was your investment approach in this environment?

With the flattening of the yield curve, we saw better relative value in bonds with maturities of 15 to 20 years. As such, we favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings.

Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the middle of the curve at period-end. This positioning resulted in an average maturity of approximately 17 years. Duration positioning, which affects the portfolio’s sensitivity to interest rates, moved from a generally neutral stance to being slightly short relative to the benchmark by the end of the period.

From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated AA and A. We continued to look for what we view as attractively priced opportunities to move higher up the credit-quality spectrum. This defensive positioning was a small headwind for the fund’s performance as higher-yielding, lower-quality bonds outperformed lower-yielding, higher-quality bonds. With municipal credit fundamentals stable, credit spreads remained at or near post-2008-crisis lows — resulting in the relative outperformance of lower-rated, non-investment-grade municipal bonds. From a sector-positioning perspective, we favored utilities and higher education bonds relative to the fund’s Lipper group.

New York Tax Exempt Income Fund 7

The fund continued to hold an underweight position in Puerto Rico-based issuers relative to its Lipper peers. In our view, Puerto Rico’s current economic and financial conditions remain extremely difficult, especially after the catastrophic damage inflicted by Hurricane Maria. The majority of Puerto Rico’s bonds are in default and are not currently making coupon payments. We believe that the eventual recovery value and economic return of investing in such debt will be determined by the ongoing negotiations between the Commonwealth, the federal control board, and creditors, as well as the long-term economic growth of the island. The uncertainty and volatility of these factors cause us to remain cautious and prefer an underweight position. That said, many Puerto Rico bond prices have risen dramatically during 2018 to date as the market appears to be pricing in the potential of higher recoveries.

What is your outlook for interest rates and the municipal bond market in 2019?

Following the close of the reporting period, the Fed introduced its fourth rate hike of 2018 in December as expected. The Fed increased its benchmark rate a quarter of a percentage point to a target range of 2.25% to 2.50%. In his comments, Fed Chair Jerome Powell sees growth and inflation moderating in the future and signaled a more patient approach to future rate increases. Powell added that there were a number of “cross-currents emerging” that warranted a reduction in hikes in 2019 from three to two.

In our view, the Fed is not on a preset course and remains pragmatic and data dependent. Tighter monetary policy, the trade war, and the winding down of the stimulus provided by the TCJA could dampen U.S. growth in 2019, in our view. As such, we believe slower growth and stable inflation may contribute to a moderation in the Fed’s pace of tightening.

We are constructive in our outlook for municipals in 2019. As to the general health of the municipal bond market, we believe credit fundamentals are stable. Employment conditions remain favorable, in our view, as the unemployment rate is close to or at a generational low. Income and sales tax receipts at the state level, as well as local property taxes,

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 New York Tax Exempt Income Fund

continue to grow, albeit somewhat slower than over the past few years. The number of municipal borrowers defaulting year to date through November 2018 represented the lowest level that we have seen in the past five years.

There will always be pockets of weakness and select issues in the municipal market that make headlines from time to time, such as pension challenges. However, while 2019 is apt to be another volatile year, we believe municipals could perform relatively well. We’ll continue to monitor municipal technicals on a daily basis to capture opportunities that arise from supply and/or demand imbalances.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

New York Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/2/83)
Before sales charge	6.11%	56.87%	4.61%	17.41%	3.26%	5.23%	1.71%	0.18%
After sales charge	5.98	50.59	4.18	12.71	2.42	1.02	0.34	–3.82
Class B (1/4/93)
Before CDSC	5.90	49.04	4.07	13.80	2.62	3.26	1.08	–0.45
After CDSC	5.90	49.04	4.07	11.81	2.26	0.39	0.13	–5.31
Class C (7/26/99)
Before CDSC	5.86	45.09	3.79	12.92	2.46	2.91	0.96	–0.60
After CDSC	5.86	45.09	3.79	12.92	2.46	2.91	0.96	–1.57
Class M (4/10/95)
Before sales charge	5.73	52.66	4.32	15.75	2.97	4.45	1.46	–0.10
After sales charge	5.63	47.70	3.98	11.98	2.29	1.06	0.35	–3.35
Class R6 (5/22/18)
Net asset value	6.18	60.29	4.83	18.67	3.48	5.90	1.93	0.38
Class Y (1/2/08)
Net asset value	6.18	60.32	4.83	18.70	3.49	5.92	1.94	0.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 New York Tax Exempt Income Fund

Comparative index returns For periods ended 11/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
Municipal Bond Index	6.55%	61.01%	4.88%	18.88%	3.52%	6.54%	2.13%	1.13%
Lipper New York
Municipal Debt Funds	5.95	60.78	4.81	18.76	3.48	5.63	1.83	0.83
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/18, there were 91, 83, 81, 60, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,904 and $14,509, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,770. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $16,029 and $16,032, respectively.

New York Tax Exempt Income Fund 11

Fund price and distribution information For the 12-month period ended 11/30/18

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	12		12	12	12		7	12
Income[1]	$0.245151		$0.192243	$0.179494	$0.221246		$0.136491	$0.263649
Capital gains[2]	—		—	—	—		—	—
Total	$0.245151		$0.192243	$0.179494	$0.221246		$0.136491	$0.263649
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
11/30/17	$8.49	$8.84	$8.47	$8.49	$8.50	$8.79	—	$8.49
5/22/18*	—	—	—	—	—	—	$8.35	—
11/30/18	8.26	8.60	8.24	8.26	8.27	8.55	8.26	8.26
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.84%	2.73%	2.22%	2.07%	2.56%	2.48%	3.06%	3.06%
Taxable equivalent4(a)	5.64	5.42	4.41	4.11	5.08	4.92	6.07	6.07
Taxable equivalent4(b)	6.11	5.87	4.77	4.45	5.51	5.33	6.58	6.58
Current 30-day
SEC yield[5]	N/A	2.43	1.90	1.75	N/A	2.17	2.76	2.75
Taxable equivalent4(a)	N/A	4.82	3.77	3.47	N/A	4.31	5.48	5.46
Taxable equivalent4(b)	N/A	5.23	4.09	3.76	N/A	4.67	5.94	5.91

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R6 shares.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes (a) maximum 49.62% federal and state combined tax rate for 2018 or (b) maximum 53.50% federal, New York State, and New York City combined tax rate for 2018. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 New York Tax Exempt Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (9/2/83)
Before sales charge	6.12%	58.32%	4.70%	19.15%	3.57%	5.82%	1.90%	0.29%
After sales charge	6.00	51.99	4.28	14.38	2.72	1.58	0.53	–3.72
Class B (1/4/93)
Before CDSC	5.92	50.42	4.17	15.36	2.90	3.85	1.27	–0.34
After CDSC	5.92	50.42	4.17	13.36	2.54	0.95	0.32	–5.21
Class C (7/26/99)
Before CDSC	5.88	46.44	3.89	14.60	2.76	3.37	1.11	–0.49
After CDSC	5.88	46.44	3.89	14.60	2.76	3.37	1.11	–1.46
Class M (4/10/95)
Before sales charge	5.75	54.08	4.42	17.46	3.27	4.92	1.61	0.01
After sales charge	5.65	49.07	4.07	13.65	2.59	1.51	0.50	–3.24
Class R6 (5/22/18)
Net asset value	6.20	61.77	4.93	20.29	3.76	6.37	2.08	0.49
Class Y (1/2/08)
Net asset value	6.20	61.81	4.93	20.31	3.77	6.39	2.09	0.51

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 11/30/17	0.75%	1.38%	1.53%	1.03%	0.52%*	0.53%
Annualized expense ratio for the
six-month period ended 11/30/18†	0.75%	1.38%	1.53%	1.03%	0.52%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

New York Tax Exempt Income Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/18 to 11/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.76	$6.90	$7.65	$5.15	$2.60	$2.65
Ending value (after expenses)	$997.60	$994.40	$993.60	$996.20	$997.50	$997.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/18, use the following calculation method. To find the value of your investment on 6/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.64	$2.69
Ending value (after expenses)	$1,021.31	$1,018.15	$1,017.40	$1,019.90	$1,022.46	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 New York Tax Exempt Income Fund

Consider these risks before investing

Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in New York State, and can be more volatile than the performance of a more geographically diversified fund. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

New York Tax Exempt Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

16 New York Tax Exempt Income Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2018, Putnam employees had approximately $477,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

New York Tax Exempt Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 New York Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

New York Tax Exempt Income Fund 19

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

20 New York Tax Exempt Income Fund

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

New York Tax Exempt Income Fund 21

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper New York Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 88, 87 and 81 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 New York Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

New York Tax Exempt Income Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund (the “fund”), including the fund’s portfolio, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
January 10, 2019

24 New York Tax Exempt Income Fund

The fund’s portfolio 11/30/18

Key to holding’s abbreviations

AGC Assured Guaranty Corp.	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AMBAC AMBAC Indemnity Corporation	U.S. Govt. Coll. U.S. Government Collateralized
BAM Build America Mutual	VRDN Variable Rate Demand Notes, which are floating-
COP Certificates of Participation	rate securities with long-term maturities that carry
FCS Farm Credit System	coupons that reset and are payable upon demand
FHL Banks Coll. Federal Home Loan Banks	either daily, weekly or monthly. The rate shown is the
System Collateralized	current interest rate at the close of the reporting
FHLMC Coll. Federal Home Loan Mortgage	period. Rates are set by remarketing agents and may
Corporation Collateralized	take into consideration market supply and demand,
FNMA Coll. Federal National Mortgage	credit quality and the current SIFMA Municipal Swap
Association Collateralized	Index rate, which was 1.69% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (98.8%)*	Rating**	Principal amount	Value
Guam (0.8%)
Territory of GU, Dept. of Ed. COP, (John F. Kennedy
High School), Ser. A, 6.875%, 12/1/40	B+	$500,000	$512,350
Territory of GU, Govt. Ltd. Oblig. Rev.
Bonds, (Section 30), Ser. A, 5.625%, 12/1/29
(Prerefunded 12/1/19)	BBB+	3,000,000	3,109,560
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	2,100,000	2,217,747
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A
U.S. Govt. Coll., 5.50%, 10/1/40
(Prerefunded 10/1/20)	Baa2	1,300,000	1,381,341
5.00%, 10/1/34	Baa2	700,000	729,232
			7,950,230
New York (97.3%)
Albany, Cap. Resource Corp. Rev. Bonds
(St. Peter’s Hosp.), U.S. Govt. Coll., 6.25%,
11/15/38 (Prerefunded 11/15/20)	AAA/P	4,110,000	4,441,924
(Albany College of Pharmacy & Hlth. Sciences),
5.00%, 12/1/33	BBB+	325,000	351,692
(Albany College of Pharmacy & Hlth. Sciences),
5.00%, 12/1/32	BBB+	495,000	537,327
(Empire Commons Student Hsg., Inc.),
5.00%, 5/1/31	A	700,000	785,442
(Albany College of Pharmacy & Hlth. Sciences),
5.00%, 12/1/30	BBB+	250,000	273,075
(Empire Commons Student Hsg., Inc.),
5.00%, 5/1/30	A	350,000	394,202
Brookhaven, Local Dev. Corp. Rev. Bonds,
(Jeffersons Ferry), 5.25%, 11/1/36	BBB+/F	1,200,000	1,325,616
Buffalo & Erie Cnty., Indl. Land Dev. Corp. Rev. Bonds
(Catholic Hlth. Syst. Oblig. Group), 5.25%, 7/1/35	Baa1	1,000,000	1,083,560
(Orchard Park), 5.00%, 11/15/37	BBB–/F	4,470,000	4,677,944

New York Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Buffalo & Erie Cnty., Indl. Land Dev. Corp. Rev. Bonds
(Charter School for Applied Tech.), Ser. A,
5.00%, 6/1/35	BBB–	$2,000,000	$2,121,500
(Orchard Park), 5.00%, 11/15/30	BBB–/F	500,000	532,865
Buffalo & Fort Erie, Pub. Bridge Auth. Rev. Bonds
5.00%, 1/1/42	A+	2,250,000	2,488,905
(Toll Bridge Syst.), 5.00%, 1/1/25	A+	400,000	457,000
(Toll Bridge Syst.), 5.00%, 1/1/24	A+	250,000	281,515
Build NY City Resource Corp. Rev. Bonds
(Manhattan College), 5.00%, 8/1/47	A–	1,000,000	1,095,510
(YMCA of Greater NY), 5.00%, 8/1/40	A–	2,050,000	2,221,011
5.00%, 7/1/40	A+	3,175,000	3,501,485
(Q Student Residences, LLC), Ser. A, 5.00%, 6/1/38	Aa2	2,850,000	3,135,114
(South Bronx Charter School for Intl. Cultures &
the Arts), Ser. A, 5.00%, 4/15/33	BB+	2,000,000	2,033,560
(Bronx Charter School for Excellence), Ser. A,
5.00%, 4/1/33	BBB–	500,000	517,240
(YMCA of Greater NY), 5.00%, 8/1/32	A–	1,740,000	1,842,921
Build NY City Resource Corp. 144A Rev. Bonds,
(Inwood Academy Leadership Charter School),
Ser. A, 5.125%, 5/1/38	BB/P	1,100,000	1,092,597
Build NY City Resource Corp. Solid Waste Disp. 144A
Rev. Bonds, (Pratt Paper NY, Inc.), 5.00%, 1/1/35	B+/P	1,750,000	1,843,503
Dutchess Cnty., Local Dev. Corp. Rev. Bonds
(Anderson Ctr. Svcs., Inc.), 6.00%, 10/1/30	BB+	3,160,000	3,221,367
(Culinary Inst. of America (The)), 5.00%, 7/1/32	Baa2	300,000	330,546
Erie Cnty., Fiscal Stability Auth. Rev. Bonds, (Sales
Tax & State Aid), Ser. D
5.00%, 9/1/39	Aa1	515,000	583,917
5.00%, 9/1/38	Aa1	1,500,000	1,703,175
5.00%, 9/1/37	Aa1	1,000,000	1,139,540
5.00%, 9/1/36	Aa1	1,500,000	1,714,230
5.00%, 9/1/35	Aa1	1,250,000	1,436,775
Geneva, Dev. Corp. Rev. Bonds, (Hobart & William
Smith Colleges)
5.25%, 9/1/44	A	2,000,000	2,206,720
5.00%, 9/1/32	A	2,000,000	2,167,780
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	600,000	473,976
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Adelphi U.), Ser. B, 5.25%, 2/1/39	A–	1,500,000	1,506,930
(Molloy College), 5.00%, 7/1/48	BBB	1,000,000	1,071,470
(Hofstra U.), 5.00%, 7/1/47	A2	1,000,000	1,102,470
(Molloy College), 5.00%, 7/1/44	BBB	2,300,000	2,407,985
(Molloy College), 5.00%, 7/1/43	BBB	1,025,000	1,103,310
(Hofstra U.), 5.00%, 7/1/42	A2	1,200,000	1,326,696
(Molloy College), 5.00%, 7/1/38	BBB	865,000	939,675
(Molloy College), 5.00%, 7/1/38	BBB	480,000	517,795
(Molloy College), 5.00%, 7/1/37	BBB	315,000	340,754

26 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Hempstead Town, Local Dev. Corp. Rev. Bonds
(Adelphi U.), Ser. B, 5.00%, 2/1/34	A–	$3,000,000	$3,012,360
(Hofstra U.), 5.00%, 7/1/28	A2	650,000	693,622
Hudson Yards Infrastructure Corp. Rev. Bonds, Ser. A
5.75%, 2/15/47	Aa3	1,180,000	1,263,804
FHLMC Coll., U.S. Govt. Coll., 5.75%, 2/15/47
(Prerefunded 2/15/21)	Aa3	1,920,000	2,077,421
5.00%, 2/15/35	Aa3	2,000,000	2,260,760
Liberty, Dev. Corp. Rev. Bonds, (Goldman
Sachs Headquarters)
5.50%, 10/1/37	A3	4,010,000	5,026,054
5.25%, 10/1/35	A3	4,000,000	4,821,640
Long Island, Pwr. Auth. Elec. Syst. Rev. Bonds
Ser. C, AGC, 5.25%, 9/1/29	AA	3,835,000	4,550,304
Ser. B, 5.00%, 9/1/46	A3	2,500,000	2,745,150
Ser. B, 5.00%, 9/1/45	A3	2,000,000	2,198,840
Ser. A, 5.00%, 9/1/44	A3	8,500,000	9,166,740
5.00%, 9/1/42	A3	2,000,000	2,213,040
Ser. B, 5.00%, 9/1/41	A3	5,250,000	5,787,233
Ser. A, 5.00%, 9/1/39	A3	8,800,000	9,552,224
5.00%, 9/1/37	A3	1,000,000	1,118,460
5.00%, 9/1/36	A3	1,000,000	1,123,290
Ser. B, 5.00%, 9/1/36	A3	1,500,000	1,671,795
5.00%, 9/1/35	A3	1,000,000	1,128,130
5.00%, 9/1/34	A3	1,000,000	1,132,190
5.00%, 9/1/33	A3	500,000	569,360
AGM, zero %, 6/1/28	AA	2,510,000	1,843,168
Metro. Trans. Auth. Rev. Bonds
Ser. C, 5.00%, 11/15/41	A1	3,305,000	3,537,837
Ser. D, 5.00%, 11/15/38	A1	4,070,000	4,366,052
Ser. B, 5.00%, 11/15/33	A1	5,220,000	5,816,489
Ser. D-1, 5.00%, 11/15/33	A1	960,000	1,057,805
(Green Bonds), Ser. C-1, 4.00%, 11/15/35	A1	27,955,000	28,662,813
Metro. Trans. Auth. Dedicated Tax Mandatory Put
Bonds (6/1/22), Ser. A-2A, 2.14%, 11/1/26	AA	5,095,000	5,094,796
Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5.25%, 11/15/34	AA	5,600,000	6,467,832
(Climate Board Certified-Green Bonds), Ser. B-1,
5.00%, 11/15/47	AA	2,500,000	2,792,000
(Green Bonds), Ser. B-1, 5.00%, 11/15/36	AA	3,500,000	3,931,095
(Green Bonds), Ser. B-1, 5.00%, 11/15/34	AA	3,500,000	3,957,275
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(Rochester Gen. Hosp.), 5.00%, 12/1/46	A–	3,000,000	3,236,670
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/37	A–	2,000,000	2,136,440
(Rochester Gen. Hosp.), 5.00%, 12/1/35	A–	600,000	664,848
(U. of Rochester), Ser. A, 5.00%, 7/1/33	Aa3	1,000,000	1,122,960
(Rochester Gen. Hosp.), Ser. A, 5.00%, 12/1/32	A–	1,250,000	1,344,500
(St. John Fisher College), Ser. A, 5.00%, 6/1/29	A–	800,000	883,440
(U. of Rochester), Ser. C, 4.00%, 7/1/37	Aa3	2,700,000	2,766,987
(U. of Rochester), Ser. C, 4.00%, 7/1/36	Aa3	850,000	874,242

New York Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Monroe Cnty., Indl. Dev. Corp. Rev. Bonds
(U. of Rochester), Ser. D, 4.00%, 7/1/36	Aa3	$750,000	$771,390
(U. of Rochester), Ser. C, 4.00%, 7/1/35	Aa3	1,000,000	1,030,750
(U. of Rochester), Ser. D, 4.00%, 7/1/34	Aa3	1,000,000	1,041,260
(U. of Rochester), Ser. C, 4.00%, 7/1/33	Aa3	1,500,000	1,568,700
(U. of Rochester), Ser. C, 4.00%, 7/1/32	Aa3	1,600,000	1,681,808
(U. of Rochester), Ser. D, 4.00%, 7/1/32	Aa3	1,000,000	1,051,130
MTA Hudson Rail Yards Trust Oblig. Rev. Bonds,
Ser. A, 5.00%, 11/15/51	A2	9,500,000	10,015,470
Nassau Cnty., G.O. Bonds
Ser. C, 5.00%, 10/1/31	A+	5,000,000	5,745,000
Ser. A, AGM, 5.00%, 4/1/30	AA	8,680,000	9,600,167
Nassau Cnty., Local Econ. Assistance
Corp. Rev. Bonds
(South Nassau Communities Hosp.),
5.00%, 7/1/37	Baa1	2,050,000	2,175,829
(Winthrop U. Hosp. Assn.), 5.00%, 7/1/37	Baa2	1,000,000	1,049,420
(Catholic Hlth. Svcs. of Long Island Oblig. Group),
5.00%, 7/1/33	A–	1,355,000	1,450,771
(Catholic Hlth. Svcs. of Long Island Oblig. Group),
5.00%, 7/1/32	A–	1,500,000	1,610,580
(South Nassau Communities Hosp.),
5.00%, 7/1/27	Baa1	1,255,000	1,352,288
Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, 5.25%, 6/1/26	B–	5,640,000	5,640,169
New Rochelle, Corp. Local Dev. Rev. Bonds,
(Iona College), Ser. A, 5.00%, 7/1/40	Baa2	350,000	372,964
New York, G.O. Bonds, Ser. 1-I, 5.00%, 3/1/36	Aa2	5,000,000	5,530,050
Niagara Area Dev. Corp. Rev. Bonds, (Niagara
U.), Ser. A
5.00%, 5/1/42	BBB+	1,000,000	1,058,320
5.00%, 5/1/35	BBB+	1,670,000	1,782,992
5.00%, 5/1/30	BBB+	2,230,000	2,404,944
Niagara Area Dev. Corp. Solid Waste Disp. Fac.
144A Rev. Bonds, (Covanta Holding Corp.), Ser. A,
4.75%, 11/1/42	B1	5,000,000	4,813,050
Niagara Falls, Rev. Bonds, Ser. A, BAM,
4.00%, 10/1/44	AA	500,000	503,600
Niagara Frontier Trans. Auth. Rev. Bonds,
(Buffalo Niagara Intl. Arpt.), Ser. A
5.00%, 4/1/28	Baa1	2,560,000	2,802,227
5.00%, 4/1/27	Baa1	875,000	961,406
5.00%, 4/1/24	Baa1	2,000,000	2,234,020
NY City, G.O. Bonds
Ser. E-1, 5.00%, 3/1/39	Aa2	5,000,000	5,629,650
Ser. F-1, 5.00%, 3/1/37	Aa2	2,000,000	2,178,080
Ser. B-1, 5.00%, 12/1/35	Aa2	2,000,000	2,259,600
Ser. E, 5.00%, 8/1/34	Aa2	6,360,000	7,177,896
Ser. A-1, 5.00%, 8/1/32	Aa2	5,000,000	5,326,050

28 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY City, VRDN, Ser. 1, 1.76%, 3/1/40	VMIG1	$5,650,000	$5,650,000
NY City, VRDN, Ser. I, 1.73%, 4/1/36	VMIG1	6,655,000	6,655,000
NY City, Hsg. Dev. Corp. Rev. Bonds,
(Multi-Fam. Hsg.), Ser. H-2-A, 4.40%, 5/1/31	AA+	4,000,000	4,120,600
NY City, Indl. Dev. Agcy. Rev. Bonds
(Yankee Stadium), AGC, 7.00%, 3/1/49	AA	1,000,000	1,014,370
(Queens Baseball Stadium), AMBAC,
5.00%, 1/1/24	Baa2	3,500,000	3,541,230
NY City, Indl. Dev. Agcy. Arpt. Facs. Rev. Bonds,
(Sr. Trips), Ser. A, 5.00%, 7/1/28	BBB	1,500,000	1,587,885
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
Ser. EE, 5.25%, 6/15/40	Aa1	10,000,000	10,145,500
Ser. EE, 5.00%, 6/15/47	Aa1	5,365,000	5,766,892
(2nd Gen. Resolution), 5.00%, 6/15/46	Aa1	12,460,000	13,679,834
(2nd Gen. Resolution), Ser. BB, 5.00%, 6/15/46	Aa1	2,500,000	2,692,725
(2nd Gen. Resolution), Ser. HH, 5.00%, 6/15/39	Aa1	9,000,000	9,953,370
Ser. AA, 5.00%, 6/15/37	Aa1	5,000,000	5,651,250
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN,
Ser. DD-1, 1.70%, 6/15/43	VMIG1	10,400,000	10,400,000
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. E-1, 5.00%, 2/1/41	AAA	5,200,000	5,719,220
Ser. E-1, 5.00%, 2/1/40	AAA	5,800,000	6,392,760
Ser. B-1, 5.00%, 8/1/39	AAA	3,660,000	4,024,207
Ser. E-1, 5.00%, 2/1/39	AAA	9,000,000	9,949,860
Ser. B-1, 5.00%, 8/1/38	AAA	5,000,000	5,570,850
Ser. A-1, 5.00%, 5/1/37	AAA	1,000,000	1,113,670
Ser. A-1, 5.00%, 5/1/36	AAA	3,585,000	4,000,000
Ser. E-1, 5.00%, 2/1/34	AAA	8,000,000	8,957,840
Ser. A-1, 5.00%, 5/1/32	AAA	4,780,000	5,417,509
Ser. E-1, 5.00%, 2/1/31	AAA	2,600,000	2,950,558
NY City, Transitional Fin. Auth. Bldg. Aid Rev. Bonds
Ser. S-1, 5.00%, 7/15/43	Aa2	6,500,000	7,130,500
Ser. S-1, 5.00%, 7/15/40	Aa2	4,550,000	4,974,925
Ser. S-2, 5.00%, 7/15/40	Aa2	8,110,000	8,927,975
Ser. S-1, 5.00%, 7/15/37	Aa2	7,500,000	8,114,175
Ser. S-2A, 5.00%, 7/15/36	Aa2	3,250,000	3,707,633
Ser. S-3A, 5.00%, 7/15/34	Aa2	4,250,000	4,890,050
NY City, Trust for Cultural Resources Rev. Bonds
(Wildlife Conservation Society), Ser. A,
5.00%, 8/1/42	Aa3	1,915,000	2,089,859
(Wildlife Conservation Society), Ser. A,
5.00%, 8/1/38	Aa3	1,250,000	1,368,700
(Whitney Museum of American Art), 5.00%, 7/1/31	A+	2,000,000	2,107,100
NY Counties, Tobacco Trust II Rev. Bonds, (Tobacco
Settlement Pass Through), 5.75%, 6/1/43	BBB	840,000	851,710
NY Counties, Tobacco Trust III Rev. Bonds, (Tobacco
Settlement Pass Through), 6.00%, 6/1/43	A3	85,000	85,113
NY Counties, Tobacco Trust IV Rev. Bonds, (Tobacco
Settlement Pass Through), Ser. A, 5.00%, 6/1/38	B–	7,250,000	6,894,605

New York Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY Counties, Tobacco Trust VI Rev. Bonds,
(Tobacco Settlement Pass Through)
Ser. A-2B, 5.00%, 6/1/51	BBB	$3,300,000	$3,330,756
Ser. B, 5.00%, 6/1/41	BBB+	250,000	261,595
Ser. B, 5.00%, 6/1/36	A–	265,000	279,726
NY Liberty Dev. Corp. Rev. Bonds, (Bank of America
Tower), Ser. CL1, 5.625%, 1/15/46	AA+	2,000,000	2,070,860
NY State Convention Ctr. Dev. Corp. Rev. Bonds,
(Hotel Unit Fee)
5.00%, 11/15/45	Aa3	3,000,000	3,312,300
zero %, 11/15/50	Aa3	7,000,000	1,737,330
NY State Dorm. Auth. Rev. Bonds
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/40	Aa2	6,000,000	7,569,540
(NYU), Ser. 1, AMBAC, 5.50%, 7/1/31	Aa2	6,170,000	7,399,743
Ser. E, 5.00%, 3/15/38	Aa1	10,000,000	11,410,700
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Orange Regl. Med. Ctr.), FHL Banks Coll., U.S.
Govt. Coll., 6.25%, 12/1/37 (Prerefunded 12/1/18)	Baa3	7,500,000	7,500,000
(NYU Hosp. Ctr.), Ser. A, 6.00%, 7/1/40
(Prerefunded 7/1/20)	A3	1,500,000	1,595,205
(Brooklyn Law School), 5.75%, 7/1/33	Baa1	1,000,000	1,016,970
(Skidmore College), Ser. A, 5.50%, 7/1/41	A1	3,000,000	3,229,260
(North Shore Long Island Jewish Oblig.
Group), Ser. A, U.S. Govt. Coll., 5.50%, 5/1/37
(Prerefunded 5/1/19)	A3	11,500,000	11,678,250
(Fordham U.), Ser. A, U.S. Govt. Coll., 5.50%, 7/1/36
(Prerefunded 7/1/21)	A2	1,800,000	1,962,072
(Culinary Inst. of America), 5.50%, 7/1/33	Baa2	735,000	812,660
(North Shore Long Island Jewish Oblig. Group),
Ser. E, 5.50%, 5/1/33	A3	2,000,000	2,025,020
(St. Joseph’s College), 5.25%, 7/1/35	Ba1	2,000,000	2,031,360
(Manhattan Marymount College), 5.25%, 7/1/29	Baa2	2,000,000	2,029,780
(Highland Hosp. Rochester), 5.20%, 7/1/32	A2	1,000,000	1,039,280
(Mount Sinai School of Medicine), FCS, U.S. Govt.
Coll, FNMA Coll., FHL Banks Coll., 5.125%, 7/1/39
(Prerefunded 7/1/19)	A3	5,000,000	5,094,900
(School Dist. Fin. Program), Ser. C, AGC,
5.125%, 10/1/36	AA	40,000	40,997
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5.00%, 5/1/43	A3	2,500,000	2,697,600
(Teachers College), 5.00%, 7/1/42	A1	3,000,000	3,215,580
(St. Francis College), 5.00%, 10/1/40	A–	3,000,000	3,129,600
(Pratt Institute), 5.00%, 7/1/39	A3	2,750,000	3,033,883
(Pratt Institute), Ser. A, 5.00%, 7/1/39	A3	1,000,000	1,088,020
(Rochester Inst. of Tech.), 5.00%, 7/1/38	A1	2,000,000	2,152,180
(St. John’s U.), Ser. A, 5.00%, 7/1/37	A3	1,400,000	1,549,198
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5.00%, 5/1/37	A3	3,000,000	3,279,540
Ser. A, 5.00%, 7/1/36	Aa2	1,000,000	1,147,420

30 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds
(Memorial Sloan-Kettering Cancer Ctr.),
5.00%, 7/1/36	Aa3	$1,125,000	$1,210,253
(NYU), Ser. A, 5.00%, 7/1/35	Aa2	2,000,000	2,259,960
(Culinary Inst. of America), 5.00%, 7/1/34	Baa2	350,000	371,721
(NYU), Ser. A, 5.00%, 7/1/34	Aa2	10,000,000	11,437,000
(Pratt Institute), Ser. A, 5.00%, 7/1/34	A3	1,000,000	1,098,180
(Teachers College), 5.00%, 7/1/34	A1	2,750,000	2,961,200
Ser. A, 5.00%, 7/1/33	Aa2	1,000,000	1,163,550
(NYU Hosp. Ctr.), 5.00%, 7/1/33	A3	360,000	403,553
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5.00%, 5/1/33	A3	5,000,000	5,526,900
(St. Francis College), 5.00%, 10/1/32	A–	2,360,000	2,469,268
(School Dist. Fin. Program), Ser. C, AGC,
5.00%, 10/1/31	AA	20,000	20,460
(New School (The)), 5.00%, 7/1/31	A3	5,000,000	5,300,750
(NYU Hosp. Ctr.), 5.00%, 7/1/31	A3	1,320,000	1,468,342
(NYU Hosp. Ctr.), 5.00%, 7/1/30	A3	1,000,000	1,135,050
(NYU Hosp. Ctr.), 5.00%, 7/1/30	A3	1,000,000	1,115,340
(Brooklyn Law School), Ser. A, 5.00%, 7/1/29	Baa1	1,000,000	1,075,740
(NYU), Ser. A, 5.00%, 7/1/29	Aa2	1,500,000	1,739,340
(Brooklyn Law School), Ser. A, 5.00%, 7/1/27	Baa1	1,000,000	1,081,760
(Brooklyn Law School), Ser. A, 5.00%, 7/1/26	Baa1	1,000,000	1,085,690
(Teachers College), Ser. A, 5.00%, 7/1/26	A1	1,000,000	1,083,540
Ser. A, 4.00%, 7/1/35	Aa2	1,000,000	1,044,500
Ser. A, 4.00%, 7/1/34	Aa2	1,195,000	1,256,148
NY State Dorm. Auth. Non-State Supported Debt
144A Rev. Bonds, (Orange Regl. Med. Ctr.)
5.00%, 12/1/37	Baa3	4,300,000	4,610,331
5.00%, 12/1/36	Baa3	700,000	752,227
NY State Dorm. Auth. Personal Income
Tax Rev. Bonds
Ser. C, 5.00%, 3/15/41	Aa1	10,000,000	10,557,300
(Group C), Ser. B, 5.00%, 2/15/41	Aa1	5,000,000	5,487,350
(Bidding Group 3 Bonds), Ser. B, 5.00%, 2/15/39	Aa1	3,000,000	3,363,450
(Group B), Ser. B, 5.00%, 2/15/34	Aa1	1,000,000	1,111,700
NY State Dorm. Auth. Sales Tax Rev. Bonds
Ser. 2015B-B, 5.00%, 3/15/35	Aa1	5,000,000	5,625,550
Ser. A, 5.00%, 3/15/34	Aa1	10,000,000	11,355,900
(Bid Group No. 2), Ser. A, 5.00%, 3/15/34	Aa1	5,000,000	5,747,800
Ser. A, 5.00%, 3/15/32	Aa1	2,905,000	3,333,604
NY State Dorm. Auth. State Supported Debt Rev.
Bonds, (State U. of NY), Ser. A
5.00%, 7/1/42	Aa2	2,000,000	2,149,360
5.00%, 7/1/41	Aa2	5,250,000	5,576,603
NY State Dorm. Auth. State Supported Debt Sales
Tax Rev. Bonds, Ser. A, 5.00%, 3/15/44	Aa1	5,500,000	5,993,955
NY State Env. Fac. Corp. Rev. Bonds, (United Wtr.
New Rochelle), Ser. A, 4.875%, 9/1/40	A–	5,000,000	5,176,700

New York Tax Exempt Income Fund 31

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Env. Fac. Corp. Solid Waste Disp. 144A
Mandatory Put Bonds (12/2/19), (Casella Waste
Syst., Inc.), 3.75%, 12/1/44	B3	$2,000,000	$1,997,480
NY State Hsg. Fin. Agcy. Rev. Bonds, (Affordable Hsg.)
Ser. A, 5.00%, 11/1/42	Aa2	4,660,000	4,730,692
Ser. B, 4.85%, 11/1/41	Aa2	2,600,000	2,612,922
NY State Liberty Dev. Corp. Rev. Bonds
(7 World Trade Ctr.), Class 3, 5.00%, 3/15/44	A2	1,000,000	1,062,960
(7 World Trade Ctr.), Class 2, 5.00%, 9/15/43	A1	4,000,000	4,266,040
(1 World Trade Ctr. Port Auth.), 5.00%, 12/15/41	Aa3	7,500,000	8,019,000
(7 World Trade Ctr.), Class 1, 5.00%, 9/15/40	Aaa	4,815,000	5,183,829
(4 World Trade Ctr.), 5.00%, 11/15/31	A+	2,500,000	2,666,925
NY State Liberty Dev. Corp. 144A Rev. Bonds,
(3 World Trade Ctr., LLC), Class 1-3, 5.00%, 11/15/44	BB–/P	3,000,000	3,066,450
NY State Mtge. Agcy. Rev. Bonds
Ser. 189, 3.85%, 10/1/34	Aa1	1,645,000	1,653,570
Ser. 186, 2.00%, 4/1/19	Aa1	2,090,000	2,088,265
NY State Pwr. Auth. Rev. Bonds, Ser. A,
5.00%, 11/15/38	Aa1	2,000,000	2,152,400
NY State Thruway Auth. Rev. Bonds
Ser. A, 5.00%, 1/1/46	A3	2,000,000	2,173,460
Ser. L, 5.00%, 1/1/33	A2	1,500,000	1,717,515
Ser. L, 5.00%, 1/1/32	A2	1,250,000	1,437,650
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.25%, 1/1/50	Baa3	1,000,000	1,059,830
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/46	Baa3	1,000,000	1,049,500
(Laguardia Arpt. Term. B Redev. Program), Ser. A,
5.00%, 7/1/41	Baa3	2,500,000	2,631,400
(Delta Air Lines, Inc.-LaGuardia Arpt. Term. C&D),
5.00%, 1/1/34	Baa3	2,000,000	2,184,320
(Delta Air Lines, Inc.-LaGuardia Arpt. Term. C&D),
5.00%, 1/1/33	Baa3	2,500,000	2,740,450
(Delta Air Lines, Inc.-LaGuardia Arpt. Term. C&D),
5.00%, 1/1/32	Baa3	6,000,000	6,606,180
(American Airlines, Inc.-John F. Kennedy Intl.
Arpt.), 5.00%, 8/1/31	BB–	1,500,000	1,548,870
(Terminal One Group Assn.), 5.00%, 1/1/23	Baa1	1,500,000	1,628,625
NY State Urban Dev. Corp. Rev. Bonds,
(Clarkson Ctr.), 5.50%, 1/1/20	Aa2	730,000	745,177
NY State Urban Dev. Corp. Personal Income Tax Rev.
Bonds, (Group C), Ser. A, 5.00%, 3/15/38	Aa1	6,515,000	7,228,588
Onondaga Cnty., Resource Recvy. Agcy. Rev. Bonds,
Ser. A, AGM, 5.00%, 5/1/29	AA	3,120,000	3,424,013
Onondaga Cnty., Trust For Cultural Resources Rev.
Bonds, (Syracuse U.)
5.00%, 12/1/36	Aa3	2,000,000	2,143,860
5.00%, 12/1/31	Aa3	2,000,000	2,234,260

32 New York Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Onondaga, Civic Dev. Corp. Rev. Bonds
(Le Moyne College), 5.375%, 7/1/40	Baa2	$3,900,000	$4,024,917
(Jewish Home of Central NY Oblig. Group),
5.25%, 3/1/31	B/P	2,035,000	1,860,845
(Le Moyne College), 5.00%, 7/1/32	Baa2	1,635,000	1,717,257
Oyster Bay, G.O. Bonds, (Pub. Impt.), 4.00%, 2/15/26	Baa3	3,000,000	3,180,810
Port Auth. of NY & NJ Rev. Bonds
Ser. 85, 5.375%, 3/1/28	Aa3	1,000,000	1,151,040
Ser. 186, 5.00%, 10/15/44	Aa3	8,000,000	8,608,880
Ser. 206, 5.00%, 11/15/42	Aa3	5,000,000	5,519,250
Ser. 194, 5.00%, 10/15/41	Aa3	5,450,000	6,042,960
Ser. 197, 5.00%, 11/15/34	Aa3	2,500,000	2,798,625
Ser. 185, 5.00%, 9/1/30	Aa3	2,000,000	2,200,580
Port Auth. of NY & NJ Special Oblig. Rev. Bonds
(KIAC Partners Special Project - 5th Installment),
6.75%, 10/1/19	BBB–/P	600,000	612,456
(John F. Kennedy Intl. Air Term.), 6.00%, 12/1/42	Baa1	3,500,000	3,727,395
Schenectady Cnty., Cap. Resource Corp. Rev.
Bonds, (Union College), 5.00%, 7/1/32	A1	3,430,000	3,705,566
Southold, Local Dev. Corp. Rev. Bonds,
(Peconic Landing at Southold, Inc.), 5.00%, 12/1/45	BBB–/F	2,250,000	2,293,110
St. Lawrence Ctny., Indl. Dev. Agcy. Civic Dev. Corp.
Rev. Bonds, (Clarkson U.), Ser. A
5.25%, 9/1/33	Baa1	1,050,000	1,127,868
5.00%, 9/1/41	Baa1	1,750,000	1,852,393
Suffolk Cnty., G.O. Bonds, Ser. B, AGM,
5.00%, 10/15/26	AA	4,000,000	4,644,720
Suffolk Cnty., Econ. Dev. Corp. Rev. Bonds,
(Peconic Landing Southold), 6.00%, 12/1/40	BBB–/F	1,225,000	1,289,937
Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds,
(Nissequogue Cogen. Partners Fac.), 5.50%, 1/1/23	BBB–/P	1,210,000	1,210,157
Syracuse, Indl. Dev. Agcy. Rev. Bonds,
(Carousel Ctr.), Ser. A, 5.00%, 1/1/35	Baa1	4,275,000	4,538,725
Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN,
(Syracuse U.)
Ser. A-2, 1.69%, 12/1/37	VMIG1	7,535,000	7,535,000
Ser. A-1, 1.69%, 7/1/37	VMIG1	5,585,000	5,585,000
Tompkins Cnty., Dev. Corp. Rev. Bonds
(Ithaca College), AGM, 5.375%, 7/1/41
(Prerefunded 1/1/21)	AAA/P	1,000,000	1,068,880
(Kendal at Ithaca, Inc.), 5.00%, 7/1/44	BBB	2,570,000	2,689,377
(Ithaca College), 5.00%, 7/1/41	A2	715,000	797,168
(Ithaca College), 5.00%, 7/1/37	A2	250,000	281,003
(Ithaca College), 5.00%, 7/1/35	A2	150,000	169,728
(Ithaca College), 5.00%, 7/1/34	A2	150,000	170,358
Triborough Bridge & Tunnel Auth. Rev. Bonds
Ser. A, 5.00%, 11/15/44	Aa3	2,340,000	2,583,430
Ser. A, 5.00%, 11/15/41	Aa3	3,750,000	4,159,988
Ser. A, 5.00%, 11/15/39	Aa3	3,500,000	3,882,725
Ser. B, 5.00%, 11/15/38	Aa3	1,000,000	1,127,560
(MTA Bridges & Tunnels), Ser. C, 5.00%, 11/15/34	Aa3	4,000,000	4,657,360

New York Tax Exempt Income Fund 33

MUNICIPAL BONDS AND NOTES (98.8%)* cont.	Rating**	Principal amount	Value
New York cont.
Triborough Bridge & Tunnel Auth. Rev. Bonds
Ser. B, zero %, 11/15/32	Aa3	$3,900,000	$2,354,898
Ser. A, zero %, 11/15/30	A1	7,000,000	4,602,850
Triborough Bridge & Tunnel Auth. VRDN, Ser. F,
1.69%, 11/1/32	VMIG1	8,100,000	8,100,000
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/41	BBB+	8,285,000	8,463,128
Westchester Cnty., Hlth. Care Corp. Rev.
Bonds, Ser. C-2
6.125%, 11/1/37	Baa2	380,000	403,989
U.S. Govt. Coll., 6.125%, 11/1/37
(Prerefunded 11/1/20)	AAA/P	3,005,000	3,238,819
Westchester Cnty., Indl Dev. Agcy. Civic Fac. Rev.
Bonds, (Pace U.), Ser. A, 5.50%, 5/1/42	BBB–	2,750,000	2,954,270
Westchester Cnty., Local Dev. Corp. Rev. Bonds
(Purchase Hsg. Corp. II), 5.00%, 6/1/47	BBB	1,000,000	1,078,870
(Westchester Med. Ctr.), 5.00%, 11/1/46	Baa2	3,500,000	3,672,130
(Purchase Hsg. Corp. II), 5.00%, 6/1/42	BBB	1,235,000	1,337,974
Westchester Tobacco Asset Securitization Corp.
Rev. Bonds, Ser. B, 5.00%, 6/1/41	BBB+	1,250,000	1,303,563
Western Nassau Cnty., Wtr. Auth. Rev. Bonds, Ser. A,
5.00%, 4/1/40	A1	2,150,000	2,363,452
Yonkers, G.O. Bonds
Ser. A, AGM, 5.00%, 11/15/31	AA	2,200,000	2,492,402
Ser. E, AGM, 5.00%, 9/1/23	AA	3,135,000	3,537,126
Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds,
(St. John’s Riverside Hosp.), Ser. A, 7.125%, 7/1/31	B–	1,835,000	1,835,789
			922,397,300
Puerto Rico (0.7%)
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, Ser. AA
NATL, 5.50%, 7/1/20	Baa2	365,000	373,826
NATL, U.S. Govt. Coll., 5.50%, 7/1/20 (Escrowed
to maturity)	Baa2	635,000	668,769
NATL, 5.50%, 7/1/19	Baa2	540,000	545,465
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev.
Bonds, Ser. A
AMBAC, zero %, 8/1/47	Ca	15,000,000	3,258,450
NATL, zero %, 8/1/43	Baa2	5,000,000	1,343,800
			6,190,310
Total municipal bonds and notes (cost $928,298,145)			$936,537,840

UNITIZED TRUST (0.1%)*	Shares	Value
CMS Liquidating Trust 144A † F	600	$1,357,806
Total unitized trust (cost $1,816,443)		$1,357,806

TOTAL INVESTMENTS
Total investments (cost $930,114,588)	$937,895,646

34 New York Tax Exempt Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through November 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $948,251,243.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.69%, 2.35% and 2.74%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Education	18.6%
Transportation	16.9
Tax bonds	16.1
Utilities	12.5

New York Tax Exempt Income Fund 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$936,537,840	$—
Unitized trust	—	—	1,357,806
Totals by level	$—	$936,537,840	$1,357,806

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

36 New York Tax Exempt Income Fund

Statement of assets and liabilities 11/30/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $930,114,588)	$937,895,646
Cash	748,152
Interest and other receivables	11,782,444
Receivable for shares of the fund sold	274,925
Receivable for custodian fees (Note 2)	11,639
Prepaid assets	12,294
Total assets	950,725,100

LIABILITIES
Payable for shares of the fund repurchased	964,971
Payable for compensation of Manager (Note 2)	336,253
Payable for investor servicing fees (Note 2)	99,793
Payable for Trustee compensation and expenses (Note 2)	376,945
Payable for administrative services (Note 2)	3,684
Payable for distribution fees (Note 2)	326,732
Distributions payable to shareholders	257,211
Other accrued expenses	108,268
Total liabilities	2,473,857

Net assets	$948,251,243

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$950,215,360
Total distributable earnings (Note 1)	(1,964,117)
Total — Representing net assets applicable to capital shares outstanding	$948,251,243

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($779,418,058 divided by 94,345,537 shares)	$8.26
Offering price per class A share (100/96.00 of $8.26)*	$8.60
Net asset value and offering price per class B share ($5,507,349 divided by 668,149 shares)**	$8.24
Net asset value and offering price per class C share ($43,006,802 divided by 5,207,257 shares)**	$8.26
Net asset value and redemption price per class M share ($1,090,988 divided by 131,926 shares)	$8.27
Offering price per class M share (100/96.75 of $8.27)†	$8.55
Net asset value, offering price and redemption price per class R6 share
($3,623,584 divided by 438,443 shares)	$8.26
Net asset value, offering price and redemption price per class Y share
($115,604,462 divided by 13,988,118 shares)	$8.26

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 37

Statement of operations Year ended 11/30/18

INVESTMENT INCOME
Interest income	$36,107,286
Total investment income	36,107,286

EXPENSES
Compensation of Manager (Note 2)	4,317,007
Investor servicing fees (Note 2)	634,283
Custodian fees (Note 2)	13,562
Trustee compensation and expenses (Note 2)	46,725
Distribution fees (Note 2)	2,390,628
Administrative services (Note 2)	28,867
Other	277,448
Total expenses	7,708,520
Expense reduction (Note 2)	(100,255)
Net expenses	7,608,265

Net investment income	28,499,021

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,317,441
Total net realized gain	1,317,441
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(27,953,343)
Total change in net unrealized depreciation	(27,953,343)

Net loss on investments	(26,635,902)

Net increase in net assets resulting from operations	$1,863,119

The accompanying notes are an integral part of these financial statements.

38 New York Tax Exempt Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 11/30/18	Year ended 11/30/17
Operations
Net investment income	$28,499,021	$31,315,684
Net realized gain on investments	1,317,441	9,804,612
Net unrealized appreciation (depreciation) of investments	(27,953,343)	8,740,888
Net increase in net assets resulting from operations	1,863,119	49,861,184
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(415,381)	(1,341,677)
Class B	(3,918)	(14,855)
Class C	(29,218)	(97,896)
Class M	(585)	(2,232)
Class R6	—	—
Class Y	(53,072)	(126,264)
From tax-exempt net investment income
Class A	(23,649,720)	(26,512,444)
Class B	(154,854)	(214,902)
Class C	(1,071,519)	(1,396,009)
Class M	(31,358)	(36,822)
Class R6	(15,549)	—
Class Y	(3,538,436)	(3,054,338)
Decrease from capital share transactions (Note 4)	(64,763,186)	(45,647,333)
Total decrease in net assets	(91,863,677)	(28,583,588)

NET ASSETS
Beginning of year	1,040,114,920	1,068,698,508
End of year (Note 1)	$948,251,243	$1,040,114,920

The accompanying notes are an integral part of these financial statements.

New York Tax Exempt Income Fund 39

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments	operations	income	distributions	end of period	(%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	turnover (%)
Class A
November 30, 2018	$8.49	.24	(.22)	.02	(.25)	(.25)	$8.26	.18	$779,418.75		2.87	28
November 30, 2017	8.35	.26	.15	.41	(.27)	(.27)	8.49	4.92	862,926.75		3.00	24
November 30, 2016	8.61	.28	(.26)	.02	(.28)	(.28)	8.35	.11	910,466	.76[c]	3.18[c]	22
November 30, 2015	8.66	.30	(.05)	.25	(.30)	(.30)	8.61	2.94	920,148.75		3.51	15
November 30, 2014	8.29	.32	.36	.68	(.31)	(.31)	8.66	8.39	946,474.74		3.74	10
Class B
November 30, 2018	$8.47	.19	(.23)	(.04)	(.19)	(.19)	$8.24	(.45)	$5,507	1.38	2.25	28
November 30, 2017	8.33	.20	.15	.35	(.21)	(.21)	8.47	4.27	8,094	1.38	2.38	24
November 30, 2016	8.59	.22	(.26)	(.04)	(.22)	(.22)	8.33	(.52)	10,004	1.39[c]	2.55[c]	22
November 30, 2015	8.64	.25	(.05)	.20	(.25)	(.25)	8.59	2.30	10,708	1.38	2.88	15
November 30, 2014	8.27	.26	.37	.63	(.26)	(.26)	8.64	7.73	11,438	1.37	3.11	10
Class C
November 30, 2018	$8.49	.18	(.23)	(.05)	(.18)	(.18)	$8.26	(.60)	$43,007	1.53	2.10	28
November 30, 2017	8.35	.19	.15	.34	(.20)	(.20)	8.49	4.11	60,891	1.53	2.23	24
November 30, 2016	8.60	.21	(.25)	(.04)	(.21)	(.21)	8.35	(.55)	65,903	1.54[c]	2.39[c]	22
November 30, 2015	8.66	.24	(.07)	.17	(.23)	(.23)	8.60	2.02	57,709	1.53	2.72	15
November 30, 2014	8.29	.25	.37	.62	(.25)	(.25)	8.66	7.55	55,788	1.52	2.96	10
Class M
November 30, 2018	$8.50	.22	(.23)	(.01)	(.22)	(.22)	$8.27	(.10)	$1,091	1.03	2.59	28
November 30, 2017	8.36	.23	.15	.38	(.24)	(.24)	8.50	4.62	1,220	1.03	2.74	24
November 30, 2016	8.61	.25	(.25)	—[d]	(.25)	(.25)	8.36	(.06)	1,450	1.04[c]	2.89[c]	22
November 30, 2015	8.67	.28	(.06)	.22	(.28)	(.28)	8.61	2.53	1,404	1.03	3.22	15
November 30, 2014	8.30	.29	.37	.66	(.29)	(.29)	8.67	8.08	1,410	1.02	3.46	10
Class R6
November 30, 2018 †	$8.35	.13	(.08)	.05	(.14)	(.14)	$8.26	.56*	$3,624	.27*	1.61*	28
Class Y
November 30, 2018	$8.49	.26	(.23)	.03	(.26)	(.26)	$8.26	.40	$115,604.53		3.09	28
November 30, 2017	8.36	.27	.15	.42	(.29)	(.29)	8.49	5.03	106,984.53		3.21	24
November 30, 2016	8.61	.30	(.25)	.05	(.30)	(.30)	8.36	.45	80,877	.54[c]	3.37[c]	22
November 30, 2015	8.66	.32	(.05)	.27	(.32)	(.32)	8.61	3.17	46,127.53		3.72	15
November 30, 2014	8.29	.34	.36	.70	(.33)	(.33)	8.66	8.62	39,211.52		3.96	10

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

40 New York Tax Exempt Income Fund	New York Tax Exempt Income Fund 41

Notes to financial statements 11/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through November 30, 2018.

Putnam New York Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and New York State and City personal income taxes (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and New York State and City personal income taxes, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund will invest are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and New York State personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. The fund began offering class R6 shares on May 22, 2018. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

42 New York Tax Exempt Income Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In

New York Tax Exempt Income Fund 43

addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2018, the fund had a capital loss carryover of $11,679,775 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$8,607,759	$2,562,666	$11,170,425	*
509,350	N/A	509,350	November 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from amortization and accretion. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $849,129 to increase undistributed net investment income and $849,129 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$17,447,660
Unrealized depreciation	(9,751,874)
Net unrealized appreciation	7,695,786
Undistributed ordinary income	212,841
Undistributed tax-exempt income	2,064,242
Capital loss carryforward	(11,679,775)
Cost for federal income tax purposes	$930,199,860

For the fiscal year ended November 30, 2017, the fund had undistributed net investment income of $1,635,331.

44 New York Tax Exempt Income Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.432% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$523,533	Class R6	254
Class B	4,374	Class Y	72,824
Class C	32,527	Total	$634,283
Class M	771

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $100,255 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $678, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

New York Tax Exempt Income Fund 45

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$1,813,395
Class B	1.00%	0.85%	58,587
Class C	1.00%	1.00%	512,567
Class M	1.00%	0.50%	6,079
Total			$2,390,628

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $39,403 and $298 from the sale of class A and class M shares, respectively, and received $2,158 and $248 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$269,891,241	$317,617,331
U.S. government securities (Long-term)	—	—
Total	$269,891,241	$317,617,331

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

46 New York Tax Exempt Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	6,128,578	$51,354,985	8,926,938	$75,811,493
Shares issued in connection with
reinvestment of distributions	2,328,557	19,491,826	2,616,851	22,201,888
	8,457,135	70,846,811	11,543,789	98,013,381
Shares repurchased	(15,774,929)	(131,995,058)	(18,886,413)	(160,043,137)
Net decrease	(7,317,794)	$(61,148,247)	(7,342,624)	$(62,029,756)

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	13,693	$116,831	13,409	$112,949
Shares issued in connection with
reinvestment of distributions	16,358	136,715	23,066	195,115
	30,051	253,546	36,475	308,064
Shares repurchased	(317,610)	(2,655,016)	(281,043)	(2,378,424)
Net decrease	(287,559)	$(2,401,470)	(244,568)	$(2,070,360)

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	474,778	$3,966,473	1,065,192	$9,050,949
Shares issued in connection with
reinvestment of distributions	117,196	981,482	156,126	1,323,461
	591,974	4,947,955	1,221,318	10,374,410
Shares repurchased	(2,560,542)	(21,438,507)	(1,938,025)	(16,431,734)
Net decrease	(1,968,568)	$(16,490,552)	(716,707)	$(6,057,324)

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	12,244	$102,723	4,453	$37,393
Shares issued in connection with
reinvestment of distributions	3,783	31,703	4,555	38,652
	16,027	134,426	9,008	76,045
Shares repurchased	(27,704)	(231,077)	(38,811)	(332,263)
Net decrease	(11,677)	$(96,651)	(29,803)	$(256,218)

New York Tax Exempt Income Fund 47

	FOR THE PERIOD 5/22/18 (COMMENCEMENT OF
	OPERATIONS) TO 11/30/18
Class R6	Shares	Amount
Shares sold	439,318	$3,615,295
Shares issued in connection with reinvestment of distributions	1,959	16,145
	441,277	3,631,440
Shares repurchased	(2,834)	(23,314)
Net increase	438,443	$3,608,126

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,754,682	$48,216,998	5,887,679	$49,907,817
Shares issued in connection with
reinvestment of distributions	383,565	3,210,265	326,084	2,768,609
	6,138,247	51,427,263	6,213,763	52,676,426
Shares repurchased	(4,749,322)	(39,661,655)	(3,293,801)	(27,910,101)
Net increase	1,388,925	$11,765,608	2,919,962	$24,766,325

At the close of the reporting period, Putnam Investments, LLC owned 1,217 class R6 shares of the fund (0.28% of class R6 shares outstanding), valued at $10,052.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of New York and may be affected by economic and political developments in that state.

48 New York Tax Exempt Income Fund

Federal tax information (Unaudited)

The fund has designated 98.28% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

New York Tax Exempt Income Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

50 New York Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

New York Tax Exempt Income Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 New York Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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AN051 314367 1/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2018	$69,346	$ —	$7,405	$ —
November 30, 2017	$74,313	$ —	$7,188	$ —

For the fiscal years ended November 30, 2018 and November 30, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $7,405 and $7,188 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2018	$ —	$ —	$ —	$ —

November 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 28, 2019